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                                                                   EXHIBIT 10.28

                          QUICKSILVER RESOURCES INC.
                  1999 STOCK OPTION AND RETENTION STOCK PLAN

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                                  1. PURPOSE

This 1999 Stock Option and Retention Stock Plan of Quicksilver Resources Inc. is to promote and closely align the interests of officers and employees with those of the shareholders of Quicksilver Resources Inc. by providing stock based compensation. The Plan is intended to strengthen Quicksilver Resources Inc.'s ability to reward performance which enhances long term shareholder value; to increase employee stock ownership through performance based compensation plans; and to strengthen the company's ability to attract and retain an outstanding employee and executive team.

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                                2. DEFINITIONS

The following terms shall have the following meanings:

     "Act" means the Securities Exchange Act of 1934, as amended

     "Approved Leave of Absence" means a leave of absence of definite length approved by any executive officer of the Company to whom the Committee delegates such authority.

     "Award" means an award of Retention Shares pursuant to the Plan.

     "Beneficiary" means any person or persons designated in writing by a Participant to the Committee on a form prescribed by it for that purpose, which designation shall be revocable at any time by the Participant prior to his or her death, provided that, in the absence of such a designation or the failure of the person or persons so designated to survive the Participant, "Beneficiary" shall mean such Participant's estate; and further provided that no designation of Beneficiary shall be effective unless it is received by the Company before the Participant's death.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any successor statute.

     "Committee" means the Committee designated by the Board to administer the Plan pursuant to Section 3.

     "Common Stock" means the Common Stock of the Company.

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     "Company" means Quicksilver Resources Inc., a Delaware corporation, or any successor corporation.

     "Executive Officer" means the Chairman of the Board, President, Executive Vice President or Vice President of the Company.

     "Grant" means a grant of an Option pursuant to the Plan.

     "Option" means each non-qualified stock option, incentive stock option and stock appreciation right granted under the Plan.

     "Optionee" means any employee of the Company or a Subsidiary (including directors who are also such employees) who is granted an Option under the Plan.

     "Participant" means any employee of the Company or a Subsidiary (including directors who are also such employees) who is granted an Award under the Plan.

     "Plan" means this 1999 Stock Option and Retention Stock Plan of Quicksilver Resources Inc., as amended from time to time.

     "Retention Shares" means shares of Common Stock subject to an Award granted under the Plan.

     "Restriction Period" means the period defined in Section 9(a).

     "Subsidiary" means any corporation, partnership, or limited liability company of which the Company owns directly or indirectly at least a majority of the outstanding shares of voting stock or other voting interest.

     "Vesting Condition" means any condition to the vesting of Retention Shares established by the Committee pursuant to Section 9.

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                               3. ADMINISTRATION

The Plan shall be administered by the Committee which shall comprise not less than three persons, who shall be members of the Board, none of whom shall be employees of the Company or any Subsidiary. Any actions taken with respect to a "covered employee" within the meaning of Code section 162(m) shall be taken by two or more "outside directors" as required by Code section 162(m). The Committee shall (i) grant Options to Optionees and make Awards of Retention Shares to Participants, and (ii) determine the terms and conditions of such Options and Awards of Retention Shares, all in accordance

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with the provisions of the Plan. The Committee shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and Options and Awards granted thereunder as it may deem necessary or advisable. The Committee may delegate its authority under the Plan to one or more Executive Officers or employees of the Company or a Subsidiary, provided, however, that no delegation shall be made of authority to take an action which is required by Rule 16b-3 promulgated under the Act to be taken by "non-employee directors" in order that the Plan and transactions thereunder meet the requirements of such Rule. Each Option and grant of Retention Shares shall be evidenced by an agreement to be executed by the Company and the Optionee or Participant, respectively, and contain provisions not inconsistent with the Plan. All determinations of the Committee shall be by a majority of its members and shall be evidenced by resolution, written consent or other appropriate action, and the Committee's determinations shall be final. Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.

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                                4. ELIGIBILITY

To be eligible for selection by the Committee to participate in the Plan an individual must be an employee of the Company or a Subsidiary. Directors, who are not full-time salaried employees, shall not be eligible. In granting Options or Awards of Retention Shares to eligible persons, the Committee shall take into account their duties, their present and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

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                         5. STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section 11 hereof, the maximum number and kind of shares as to which Options or Retention Shares may at any time be granted under the Plan are 1.3 million shares of Common Stock. No Participant may receive Options or Awards aggregating more than 20% of the shares of Common Stock available under the Plan. Shares of Common Stock subject to Options or Awards under the Plan may be either authorized but unissued shares, issued and held for use in employee compensation plans or shares previously issued and reacquired by the Company. Upon the expiration, termination or cancellation (in whole or in part) of unexercised Options, shares of Common Stock subject thereto shall again be available for option or grant as Retention Shares under the Plan. Shares of Common Stock covered by an Option, or portion thereof, which is surrendered upon the exercise of a stock appreciation right, shall thereafter be unavailable for option or grant as Retention Shares under the Plan. Upon the forfeiture (in whole or in part) of a grant of Retention Shares, the shares of Common Stock subject to such forfeiture shall again be available for option or grant as Retention Shares under the Plan.

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     6. TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS

All non-qualified options under the Plan shall be granted subject to the following terms and conditions:

     (a) Option Price. The option price per share with respect to each option
         ------------
shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted, such fair market value to be determined in accordance with the procedures to be established by the Committee.

     (b) Duration of Options. Options shall be exercisable at such time or times
         -------------------
and under such conditions as set forth in the written agreement evidencing such option but in no event shall any option be exercisable subsequent to the tenth anniversary of the date on which the option is granted.

     (c) Exercise of Option. Except as provided in Section 6(f) and 6(g), the
         ------------------
shares of Common Stock covered by an option may not be purchased prior to the first anniversary of the date on which the option is granted or such longer period or periods, and subject to such conditions, as the Committee may determine, but thereafter may be purchased at one time or in such installments over the balance of the option period as may be provided in the option. Any shares not purchased on the applicable installment date may be purchased thereafter at any time prior to the final expiration of the option. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the option is being exercised.

     (d) Payment. Shares of Common Stock purchased under options shall, at the
         -------
time of purchase, be paid for in full. All, or any portion, of the option exercise price may be paid by the surrender to the Company, at the time of exercise, of shares of previously acquired Common Stock owned by the Optionee, to the extent that such payment does not require the surrender of a fractional share of such previously acquired Common Stock. In addition, the option exercise price may be paid by authorizing the Company to withhold Common Stock otherwise issuable on exercise of the option. Such shares previously acquired or shares withheld to pay the option exercise price shall be valued at fair market value on the date the option is exercised in accordance with the procedures to be established by the Committee. A holder of an option shall have none of the rights of a stockholder until the shares of Common Stock are issued to him or her. If an amount is payable by an Optionee to the Company or a Subsidiary under applicable withholding tax laws in connection with the exercise of non-qualified options the Optionee may make such payment, in whole or in part, by electing to authorize the Company to withhold or accept shares of Common Stock having a fair market value equal to the amount to be paid under such withholding tax laws.

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     (e) Non-Transferability of Options. During an Optionee's lifetime, the
         ------------------------------
option may be exercised only by the Optionee. Options shall not be transferable, except for exercise by the Optionee's legal representatives or heirs. An officer of the Company may, with prior approval from the Committee (or its designee) as to form, transfer an exercisable non-qualified Option to (a) a member or members of the officer's immediate family (spouse, children and grandchildren, including step and adopted children and grandchildren), (b) a trust, the beneficiaries of which consist exclusively of members of the officer's immediate family, (c) a partnership, the partners of which consist exclusively of members of the officer's immediate family, or (d) any similar entity created for the exclusive benefit of members of the officer's immediate family. The Committee or its designee must approve the form of any transfer of a Grant to or for the benefit of any immediate family member or members before such transfer shall be recognized as valid hereunder. For purposes of the preceding sentence, any remote, contingent interest of persons other than a member of the officer's immediate family shall be disregarded. For purposes of this Section 6(e), the term "officer" shall have the same meaning as that term is defined in Rule 16a-I (f) of the Act. A person's status as an officer shall be determined at the time of the intended transfer.

     (f) Termination of Employment. Upon the termination of an Optionee's
         -------------------------
employment, for any reason other than death, the option shall be exercisable only as to those shares of Common Stock which were then subject to the exercise of such option, provided that (I) in the case of retirement, at or after age 55 and with at least five (5) years of credited Company service, or disability, as described below, any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire according to the following schedule:

         (i)   Retirement. Option shall expire, unless exercised, five (5) years
               ----------
         after the Optionee's retirement, at or after age 55 with at least five
         (5) years of credited Company service, from the Company.

         (ii)  Disability. Option shall expire, unless exercised, five (5) years
               ----------
         after the date the Optionee is terminated due to the determination by the Company that the Optionee is disabled as defined in section 22(e)(3) of the Code.

         (iii) Gross Misconduct. Option shall expire upon receipt by the
               ----------------
         Optionee of the notice of termination if he or she is terminated for deliberate, willful or gross misconduct as determined by the Company.

         (iv)  All Other Terminations. Option shall expire, unless exercised,
               ----------------------
         three (3) months after the date of such termination.

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In no event, however, shall any option be exercisable pursuant to this Section
6(f) subsequent to the tenth anniversary of the date on which it is granted.

     (g) Death of Optionee. Upon the death of an Optionee during his or her
         -----------------
period of employment, the option shall be exercisable only as to those shares of Common Stock which were subject to the exercise of such option at the time of his or her death, provided that (I) any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire, unless exercised by the Optionee's legal representatives or heirs, five (5) years after the date of death.

In no event, however, shall any option be exercisable pursuant to this Section 6(g) subsequent to the tenth anniversary of the date on which it is granted.

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             7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

     (a) General. The Committee may also grant a stock appreciation right in
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connection with a non-qualified option, either at the time of grant or by amendment. Such stock appreciation right shall cover the same shares covered by such option (or such lesser number of shares of Common Stock as the Committee may determine) and shall, except for the provisions of Section 6(d) hereof, be subject to the same terms and conditions as the related non-qualified option.

     (b) Exercise and Payment. Each stock appreciation right shall entitle the
         --------------------
Optionee to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at fair market value, or in cash, or partly in shares and partly in cash, all as shall be determined by the Committee. The fair market value shall be the value determined in accordance with procedures established by the Committee. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised, provided that if a stock appreciation right expires unexercised, it shall be deemed exercised on the expiration date if any amount would be payable with respect thereto. No fractional shares shall be issued but instead cash shall be paid for a fraction. If an amount is payable by an Optionee to the Company or a Subsidiary under applicable withholding tax laws in connection with the exercise of stock appreciation rights the Optionee may make such payment, in whole or in part, by electing to authorize the Company to withhold or accept shares of Common Stock having a fair market value equal to the amount to be paid under such withholding tax laws.

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     (c) Restrictions. The obligation of the Company to satisfy any stock
         ------------
appreciation right exercised by an Optionee subject to Section 16 of the Act shall be conditioned upon the prior receipt by the Company of an opinion of counsel to the Company that any such satisfaction will not create an obligation on the part of such Optionee pursuant to Section 16(b) of the Act to reimburse the Company for any statutory profit which might be held to result from such satisfaction.

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              8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     (a) General. The Committee may also grant incentive stock options as
         -------
defined under section 422 of the Code. All incentive stock options issued under the Plan shall, except for the provisions of Sections 6(e) (to the extent it allows the Committee to permit options to be transferred to, or for the benefit of, the Optionee's immediate family members), 6(f) and (g) and Section 7 hereof, be subject to the same terms and conditions as the non-qualified options granted under the Plan. In addition, incentive stock options shall be subject to the conditions of Sections 8(b), (c) and (d).

     (b) Limitation of Exercise. The aggregate fair market value (determined as
         ----------------------
of the date the incentive stock option is granted) of the shares of stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If any incentive stock options become exercisable in any year in excess of a $100,000 limitation, options representing such excess shall become non-qualified options exercisable pursuant to the terms of Section 6 hereof and shall not be exercisable as incentive stock options.

     (c) Termination of Employment. Upon the termination of an Optionee's
         -------------------------
employment, for any reason other than death, his or her incentive stock option shall be exercisable only as to those shares of Common Stock which were then subject to the exercise of such option provided that (I) in the case of retirement, at or after age 55 and with at least five (5) years of credited Company service, or disability, as described below, any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply. Such option shall expire as an incentive stock option (but shall become a non-qualified option exercisable pursuant to the terms of Section 6 hereof less the period already elapsed under such Section) according to the following schedule:

         (i)  Retirement. The incentive stock option shall expire, unless
              ----------
         exercised, one (1) year after the Optionee's retirement, at or after age 55 with at least five (5) years of credited Company service, from the Company.

         (ii) Disability. The incentive stock option shall expire, unless
              ----------
         exercised, one (1) year after the date the Optionee is terminated due to the determination by the Company that the Optionee is disabled as defined in section 22(e)(3) of the Code.

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         (iii) Gross Misconduct. The incentive stock option shall expire upon
               ----------------
         receipt by the Optionee of the notice of termination if he or she is terminated for deliberate, willful or gross misconduct as determined by the Company.

         (iv)  All Other Terminations. The incentive stock option shall expire,
               ----------------------
         unless exercised, three (3) months after the date of such termination.

In no event, however, shall any incentive stock option be exercisable pursuant to this Section 8(c) subsequent to the tenth anniversary of the date on which it was granted.

     (d) Death of Optionee. Upon the death of an Optionee during his or
         -----------------
her period of employment, the incentive stock option shall be exercisable as an incentive stock option only as to those shares of Common Stock which were subject to the exercise of such option at the time of death, provided that (I) any holding period required by Section 6(c) shall automatically be deemed to be satisfied, and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire as incentive stock options, but shall become a non-qualified option exercisable pursuant to the terms of Section 6, less the period already elapsed under such
Section 6.

In no event, however, shall any incentive stock option be exercisable pursuant to this Section 8(d) subsequent to the tenth anniversary of the date on which it was granted.

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             9. TERMS AND CONDITIONS OF AWARDS OF RETENTION STOCK

     (a) General. Retention Shares may be granted to reward the attainment of
         -------
individual, Company or Subsidiary goals, or to attract or retain officers or other employees of the Company or any Subsidiary. With respect to each grant of Retention Shares under the Plan, the Committee shall determine the period or periods, including any conditions for determining such period or periods, during which the restrictions set forth in Section 9(b) shall apply, provided that in no event, other than as provided in Section 9(c), shall such restrictions terminate prior to one (1) year after the date of grant and further provided that the Committee may also specify any other terms or conditions to the right of the Participant to receive such Retention Shares ("Vesting Conditions"). Subject to Section 9(c) and any such Vesting Conditions, a grant of Retention Shares shall be effective for the Restriction Period and may not be revoked.

     (b) Restrictions. At the time of grant of Retention Shares to a
         ------------
Participant, a certificate representing the number of shares of Common Stock granted shall be registered in the Participant's name but shall be held by the Company for his or her account. The Participant shall have the entire beneficial ownership interest in, and all

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rights and privileges of a stockholder as to, such Retention Shares, including the right to vote such Retention Shares and, unless the Committee shall determine otherwise, the right to receive dividends thereon, subject to the following: (i) subject to Section 9(c), the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restriction Period and the satisfaction of any Vesting Conditions; (ii) none of the Retention Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restriction Period or prior to the satisfaction of any Vesting Conditions; and (iii) all of the Retention Shares shall be forfeited and all rights of the Participant to such Retention Shares shall terminate without further obligation on the part of the Company unless the Participant remains in the continuous employment of the Company or a Subsidiary for the entire Restriction Period, except as provided by Sections 9(a) and 9(c), and any applicable Vesting Conditions have been satisfied. Any shares of Common Stock or other securities or property received as a result of a transaction listed in
Section 11 shall be subject to the same restrictions as such Retention Shares.

     (c)  Termination of Employment.
          -------------------------

          (i)   Disability and Retirement. If (A) a Participant ceases to be an
                -------------------------
          employee of the Company or a Subsidiary prior to the end of a Restriction Period, by reason of disability due to the determination by the Company that the Optionee is disabled, as defined in section 22(e)(3) of the Code, or retirement, at or after age 55 and with at least five (5) years of credited Company service, and (B) all Vesting Conditions have been satisfied, the Retention Shares granted to such Participant shall immediately vest and all restrictions applicable to such shares shall lapse. A certificate for such shares shall be delivered to the Participant in accordance with the provisions of
          Section 9(d).

          (ii)  Death. If (A) a Participant ceases to be an employee of the
                -----
          Company or a Subsidiary prior to the end of a Restriction Period by reason of death, and (B) all Vesting Conditions have been satisfied, the Retention Shares granted to such Participant shall immediately vest in his or her Beneficiary, and all restrictions applicable to such shares shall lapse. A certificate for such shares shall be delivered to the Participant's Beneficiary in accordance with the provisions of Section 9(d).

          (iii) All Other Terminations. If a Participant ceases to be an
                ----------------------
          employee of the Company or a Subsidiary prior to the end of a Restriction Period for any reason other than death, disability or retirement as provided in Section 9(c)(i) and (ii), the Participant shall immediately forfeit all Retention Shares then subject to the restrictions of Section 9(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employment so terminated to retain any or all of the Retention Shares then subject to the restrictions of Section 9(b) and all restrictions applicable to

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

          such retained shares shall lapse. In such latter event, a certificate for such retained shares shall be delivered to the Participant in accordance with the provisions of Section 9(d).

          (iv) Vesting Conditions. If a Participant ceases to be an employee of
               ------------------
          the Company or a Subsidiary for any reason prior to the satisfaction of any Vesting Conditions, the Participant shall immediately forfeit all Retention Shares then subject to the restrictions of Section 9(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employment has so terminated to retain any or all of the Retention Shares then subject to the restrictions of Section 9(b) and all restrictions applicable to such retained shares shall lapse. In such latter event, a certificate for such retained shares shall be delivered to the Participant in accordance with the provisions of Section 9(d).

     (d)  Payment of Retention Shares. At the end of the Restriction Period and
          ---------------------------
after all Vesting Conditions have been satisfied, or at such earlier time as provided for in Section 9(c) or as the Committee, in its sole discretion, may otherwise determine, all restrictions applicable to the Retention Shares shall lapse, and a stock certificate for a number of shares of Common Stock equal to the number of Retention Shares, free of all restrictions, shall be delivered to the Participant or his or her Beneficiary, as the case may be. If an amount is payable by a Participant to the Company or a Subsidiary under applicable withholding tax laws in connection with the lapse of such restrictions the Participant may make such payment, in whole or in part, by authorizing the Company to transfer to the Company Retention Shares otherwise deliverable to the Participant having a fair market value equal to the amount to be paid under such withholding tax laws.


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                     10. REGULATORY APPROVALS AND LISTING

The Company shall not be required to issue to an Optionee, Participant or a Beneficiary, as the case may be, any certificate for any shares of Common Stock upon exercise of an option or for any Retention Shares granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable, (ii) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed, and (iii) the completion of any registration or other qualification of such shares under any state or Federal law or rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

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             11. ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION

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In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, spin-off, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the Board, upon recommendation of the Committee, may make such equitable adjustments as it may deem appropriate in the number and kind of shares authorized by the Plan, in the option price of outstanding Options, and in the number and kind of shares or other securities or property subject to Options or covered by outstanding Awards.

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                             12. TERM OF THE PLAN

No Options or Retention Shares shall be granted pursuant to the Plan after August 18, 2009 but grants of Options and Retention Shares theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto.

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                   13. TERMINATION OR AMENDMENT OF THE PLAN

The Board may at any time terminate the Plan with respect to any shares of Common Stock not at that time subject to outstanding Options or Awards, and may from time to time alter or amend the Plan or any part thereof (including, but without limiting the generality of the foregoing, any amendment deemed necessary to ensure that the Company may obtain any approval referred to in Section 10 or to ensure that the grant of Options or Awards, the exercise of Options or payment of Retention Shares or any other provision or the Plan complies with
Section 16(b) of the Act), provided that no change with respect to any Options or Retention Shares theretofore granted may be made which would impair the rights of an Optionee or Participant without the consent of such Optionee or Participant and, further, that without the approval of stockholders, no alteration or amendment may be made which would (i) increase the maximum number of shares of Common Stock subject to the Plan as set forth in Section 5 (except by operation of Section 11), (ii) extend the term of the Plan, (iii) change the class of eligible persons who may receive Options or Awards of Retention Shares under the Plan or (iv) increase the limitation set forth in Section 5 on the maximum number of shares that any Participant may receive under the Plan.

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                             14. LEAVE OF ABSENCE

A leave of absence other than an Approved Leave of Absence shall be deemed a termination of employment for purposes of the Plan. An Approved Leave of Absence shall not be deemed a termination of employment for purposes of the Plan (except for purposes of Section 8), but the period of such Leave of Absence shall not be counted toward satisfaction of any Restriction Period or any holding period described in Section 6(c).

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                            15. GENERAL PROVISIONS

     (a) Neither the Plan nor the grant of any Option or Award nor any action by the Company, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of the Company or a Subsidiary. The Company and each Subsidiary expressly reserve the right to discharge, without liability but subject to his or her rights under the Plan, any Optionee or Participant whenever in the sole discretion of the Company or a Subsidiary, as the case may be, its interest may so require.

     (b) All questions pertaining to the construction, regulation, validity and effect of the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to conflict of laws doctrine.

     (c) Notwithstanding any provision herein to the contrary, the Committee, under terms and conditions as it may prescribe, may permit certain Optionees (with respect to non-qualified options and stock appreciation rights) and certain Participants (with respect to Awards of Retention Shares) to make elections, engage in transactions or take any other action intended to defer the receipt of compensation for federal income tax purposes with respect to such Non-Qualified Options, Stock Appreciation Rights or Retention Shares.

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                              16. EFFECTIVE DATE

The Plan was adopted by the Board effective as of October 4, 1999. It shall be submitted to the stockholders of the Company for their approval within twelve
(12) months after such date.

If such approval is not obtained, any Award or grant of an Option under the Plan shall be void and all Awards and grants under the Plan shall be contingent upon stockholder approval.


QUICKSILVER RESOURCES INC.

     /s/ GLENN DARDEN
By: ____________________________
      Glenn Darden, President

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